NOTE MODIFICATION AGREEMENT

This Note Modification Agreement (“Agreement”) is made and entered into on _____ September, 2017 by and between Precision Opinion, Inc. (“Precision”) and Guthrie Rebel (“France”).

RECITALS

WHERAS, Precision executed and delivered to France a promissory note dated October 20, 2016 in the principal amount of $200,000.00, a copy of which is attached as Exhibit “A” and incorporated herein by reference (“Promissory Note”); and,

WHEREAS, the Promissory Note provided for a maturity date of October 19, 2017.

NOW, THEREFORE, in consideration of mutual covenants and agreements herein contained, Precision and France agree as follows:

1.	The principal amount as of the date of this Agreement owed on the Promissory Note is $200,000.00.
2.	The maturity date of the Promissory Note is modified to provide that the entire principal amount outstanding shall be due and payable in full on December 31, 2019.
3.	In all other respects, the Promissory Note remains in full force and effect as originally signed.

Precision Opinion, Inc.	Guthrie Rebel

James T. Medick	Guthrie Rebel
President